UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 14, 2007

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I-TRAX, INC.
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(Exact name of registrant as specified in its charter)

Delaware ------------------------	001-31584 ------------------------	23-3057155 ------------------------
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Hillman Drive, Suite 130 Chadds Ford, Pennsylvania ------------------------------------------------	19317 ------------------------------------------------
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(610) 459-2405

N/A
-----------------------------------------------------
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On December 20, 2007, I-trax, Inc. (“I-trax”) filed a current report on Form 8-K (“Current Report”) reporting the closing on December 14, 2007 of the acquisition of Pro Fitness Health Solutions, LLC, a New York limited liability company (“Pro Fitness”), pursuant to a Member Interest Purchase Agreement dated November 27, 2007 (the “Acquisition Agreement”) by and among I-trax, Pro Fitness, Minute Men, Incorporated, a Connecticut corporation, and Daron Shepard, the sole manager and Chief Executive Officer of Pro Fitness.

I-trax is filing this amendment to the Current Report to disclose the pro forma financial information required under Item 9.01(b) of Form 8-K, including the unaudited combined condensed balance sheet of I-trax and Pro Fitness on September 30, 2007 and the unaudited combined condensed statements of operations for the nine months ended September 30, 2007 and the year ended December 31, 2006 on a pro forma basis as if the acquisition had been consummated on January 1, 2006.

Item 9.01                      Financial Statements and Exhibits.

(b)           Pro Forma financial information.

Set forth in Appendix A is the unaudited combined condensed balance sheet of I-trax and Pro Fitness on September 30, 2007 and the unaudited combined condensed statements of operations for the nine months ended September 30, 2007 and the year ended December 31, 2006 on a pro forma basis as if the acquisition had been consummated on January 1, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

I-TRAX, INC.

Date: March 3, 2008	By:	/s/ Yuri Rozenfeld
	Name:	Yuri Rozenfeld
	Title:	Senior Vice President

UNAUDITED COMBINED CONDENSED BALANCE SHEET OF I-TRAX, INC. AND PRO FITNESS HEALTH SOLUTIONS, LLC ON SEPTEMBER 30, 2007 AND THE UNAUDITED COMBINED CONDENSED STATEMENTS OF OPERATIONS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007 AND THE YEAR ENDED DECEMBER 31, 2006 ON A PRO FORMA BASIS AS IF THE MERGER HAD BEEN CONSUMMATED ON JANUARY 1, 2006

General

On December 14, 2007, I-trax, Inc. (“I-trax”) acquired Pro Fitness Health Solutions, LLC, a New York limited liability company (“Pro Fitness”) and a provider of employer-sponsored wellness, fitness and occupational health services.

Pursuant to the terms of the Member Interest Purchase Agreement dated November 27, 2007 (the “Acquisition Agreement”), I-trax purchased all of the outstanding membership interests of Pro Fitness from Minute Men, Incorporated, a Connecticut corporation (the “Acquisition” and “Minute Men,” respectively).  The total value of the Acquisition was $8,336,000 subject to certain adjustments.  I-trax delivered the purchase price as follows: $6,536,000 in cash; 222,684 shares of I-trax common stock (valued at $750,000, or $3.368 per share, under the terms on the Acquisition Agreement) (the “Consideration Shares”); and a promissory note in the principal amount of $1,050,000 (the “Promissory Note”).  The Consideration Shares will be released from escrow and the Promissory Note will be paid if certain performance criteria are met by the Pro Fitness business in 2008.

The purchase price is subject to the following adjustments: Minute Men will receive an additional cash payment if the Pro Fitness business has gross profit for 2008, derived from its historic business and pipeline opportunities as of the closing date, in excess of $2,450,000 (“Gross Profit Target”).  The additional cash payment will equal twice the amount by which the business of Pro Fitness exceeds the Gross Profit Target.  If the 2008 gross profit of the Pro Fitness business is less than the Gross Profit Target, then Minute Men will pay I-trax an amount equal to 3.164 times the amount by which the Gross Profit Target exceeds the 2008 gross profit of the Pro Fitness business.  Minute Men’s obligation to do so, however, is limited to the value of the Consideration Shares and the Promissory Note.  Further, if the value of the Consideration Shares when they are released from escrow is less than the value of the Consideration Shares on the date of the closing, I-trax will pay Minute Men an amount equal to the difference in value.

Pro Forma Condensed Combined Financial Statements

The following information has been provided to aid you in your analysis of the financial aspects of the Acquisition consummated on December 14, 2007.  This information was derived from the unaudited consolidated financial statements of I-trax and the audited financial statements of Pro Fitness for the nine months ended September 30, 2007 and the audited financial statements of I-trax and Pro Fitness for the fiscal year 2006.  The information should be read together with:

•
I-trax’s historical financial statements and notes thereto for the year ended December 31, 2006 included in I-trax’s Annual Report on Form 10-K and the nine months ended September 30, 2007 included in I-trax’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2007; and

•	The historical financial statements and notes thereto of Pro Fitness included in I-trax’s Current Report on Form 8-K filed on December 20, 2007.

The unaudited pro forma adjustments are based on management’s preliminary estimates of the value of the tangible and intangible assets and liabilities acquired.  As a result, the actual determination of the value of the tangible and intangible assets and liabilities acquired may differ materially from those presented in these unaudited pro forma condensed combined financial statements.  A change in the unaudited pro forma condensed combined balance sheet adjustments of the purchase price for the acquisition would primarily result in the reallocation affecting the value assigned to tangible and intangible assets.  The income statement effect of these changes will depend on the nature and the amount of the assets or liabilities adjusted.

The unaudited pro forma condensed combined financial statements are presented for informational purposes only and are not necessarily indicative of the financial position or results of operations of I-trax that would have occurred had the purchase been consummated as of the dates indicated below in the section titled “Periods Covered.”  In addition, the unaudited pro forma condensed combined financial statements are not necessarily indicative of the future financial condition or operating results of I-trax.

Accounting Treatment

The Acquisition is accounted for under the purchase method of accounting, with I-trax treated as the acquirer.  As a result, I-trax will record the assets and liabilities of Pro Fitness at their estimated fair values and will record as goodwill the excess of the purchase price over such estimated fair values.  The unaudited pro forma condensed combined financial statements reflect preliminary estimates of the allocation of the purchase price for the acquisition that may be adjusted, including in connection with payment of any earn-out shares.  As agreed among the parties, the operating results of Pro Fitness will be combined with the results of I-trax commencing on January 1, 2008.

Periods Covered

The following unaudited pro forma condensed combined balance sheet as of September 30, 2007 is presented as if the merger had occurred on that date.  The unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2007 and the year ended December 31, 2006 are presented as if the companies had merged as of January 1, 2006.

PRO FORMA CONDENSED COMBINED BALANCE SHEET
SEPTEMBER 30, 2007 (UNAUDITED)

(In thousands, except per share price.)

	I-trax, Inc. and Subsidiaries September 30, 2007 (a)	Pro Fitness Health Solutions, LLC September 30, 2007 (b)	Adj. Ref.	Pro Forma Adjustments (Unaudited) (c)	Pro Forma Consolidated I-trax, Inc. and Subsidiaries (Unaudited) September 30, 2007
Current assets
Cash and cash equivalents	$ 8,708	$ 437	A	$ 6,024	$ 8,782
			B	(6,024)
			B	(363)
Accounts receivable, net	24,863	1,363		--	26,226
Other current assets	1,278	32		--	1,310
Total current assets	34,849	1,832		(363)	36,318

Investments in CHD Meridian	--	--	B	8,336	--
			C	(8,336)
Property, equipment and furniture, net	4,736	52		--	4,788
Goodwill	51,620	269	C	4,581	56,470
Customer lists, net	17,047	--	C	2,990	20,037
Other intangibles, net	198	--	C	10	208
Other long term assets	36	14		--	50

Total assets	$ 108,486	$ 2,167		$ 7,218	$ 117,871

Current liabilities
Accounts payable	7,730	302		--	8,032
Accrued payroll and benefits	4,388	489		--	4,877
Accrued purchase price - current	--	--	B	149	149
Current portion of note payable			A	3,000	3,000
Swingline loan – current	--	--	A	939	939
Other current liabilities	9,868	615		--	10,483
Total current liabilities	21,986	1,406		4,088	27,480

Credit lines payable, long term	10,870	--	A	524	11,394
Swingline loan	2,500	--	A	1,561	4,061
Notes payable	902	6	B	1,050	1,958
Accrued purchase price – long term	--	--	B	750	750
Other long term liabilities	3,905	--		--	3,905
Total liabilities	40,163	1,412		7,973	49,548

Preferred stock	--	--		--	--
Common stock	41	--		--	41
Additional paid in capital	140,138	--		--	140,138
Accumulated deficit and other	(71,856)	755	C	(755)	(71,856)

Total stockholders’ equity	68,323	755		(755)	68,323

Total liabilities and stockholder’s equity	$ 108,486	$ 2,167		$ 7,218	$ 117,871

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(a)
Represents historical balance sheet of I-trax, Inc. and Subsidiaries as of September 30, 2007 derived from the unaudited condensed consolidated financial statements included in the Quarterly Report on Form 10-Q filed on November 9, 2007.

(b)
Represents historical balance sheet of Pro Fitness as of September 30, 2007 derived from the audited consolidated financial statements included in the Current Report on Form 8-K filed on December 20, 2007.

(c)	The pro forma adjustments give effect to the financings of the acquisition and the acquisition of Pro Fitness as if it were consummated as of September 30, 2007.

See accompanying notes to unaudited pro forma condensed combined financial information.

PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007
 (UNAUDITED)

(In thousands, except per share price.)

	I-trax, Inc. and Subsidiaries for the nine months ended September 30, 2007 (a)	Pro Fitness Health Solutions, LLC September 30, 2007 (b)	Adj. Ref.	Pro Forma adjustments (Unaudited) (c)	Pro Forma consolidated I-trax, Inc. and Subsidiaries for the nine months ended September 30, 2007 (Unaudited)

Revenue	$ 103,234	$ 10,027		$ --	$ 113,261

Cost and expenses:
Operating expenses	78,280	8,371		--	86,651
General and administrative	21,793	1,057	G	(6)	22,844
Lease termination expense	780	--		--	780
Depreciation and amortization	3,004	18	D	112	3,134
Total costs and expenses	103,857	9,446		106	113,409

Operating (loss) income	(623)	581		(106)	(148)

Other expenses (income):
Other expenses (income)	(1,421)	(30)		--	(1,451)
Interest expense	424	--	E	361	785
Amortization of financing costs	72	--		--	72
Total other expenses (income)	(925)	(30)		361	(594)

Net income (loss) before provision for income taxes	302	611		(467)	446

Provision for income taxes	428	10		--	438

Net income (loss)	$ (126)	$ 601		$ (467)	$ 8

Less preferred stock dividend	(467)	--		--	(467)

Net loss applicable to common stockholders	$ (593)	$ 601		$ (467)	$ (459)

Earnings (loss) per share, basic and diluted:	$ (0.01)				$ (0.01)

Weighted average number of shares outstanding, basic and diluted:	39,938,780		F	162,323	40,101,103

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(a)
Represents historical statement of operations of I-trax, Inc. and Subsidiaries for the nine months ended September 30, 2007 derived from the unaudited condensed consolidated financial statements included in the Quarterly Report on Form 10-Q filed on November 9, 2007.

(b)
Represents historical statement of operations for Pro Fitness for the nine months ended September 30, 2007 derived from the audited consolidated financial statements included in the Current Report on Form 8-K filed on December 20, 2007.

(c)	The pro forma adjustments give effect to the financings of the acquisition and the acquisition of Pro Fitness as if it were consummated on January 1, 2006.

See accompanying notes to unaudited pro forma condensed combined financial information.

PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2006
(UNAUDITED)

(In thousands, except per share price.)

	I-trax, Inc. and Subsidiaries for the year ended December 31, 2006 (a)	Pro Fitness Health Solutions, LLC for the year ended December 31, 2006 (b)	Adj. Ref.	Pro Forma adjustments (Unaudited) (c)	Pro Forma consolidated I-trax, Inc. and Subsidiaries for the year ended December 31, 2006 (Unaudited)

Revenue	$ 124,589	$ 11,278		$ --	$ 135,867

Cost and expenses:
Operating expenses	93,247	9,341		--	102,588
General and administrative	26,401	1,351		--	27,752
Depreciation and amortization expense	3,259	23	D	160	3,442
Total costs and expenses	122,907	10,715		160	133,782

Operating (loss) income	1,682	563		(160)	2,085

Other income expenses:
Other expenses	--	106		--	106
Interest expense	474	--	E	482	956
Amortization of financing costs	230	--		--	230
Total other expenses	704	106		482	1,292

Net income (loss) before provision for income taxes	978	457		(642)	793

Provision for income taxes	511	14		--	525

Net income (loss) from continuing operations	467	443		(642)	268

Income from discontinued operations	1,299	--		--	1,299

Net income (loss)	$ 1,766	443		$ (642)	$ 1,567

Less preferred stock dividend	(1,184)	--		--	(1,184)

Net loss applicable to common stockholders	$ 582	$ 443		$ (642)	$ 383

Earnings (loss) per common share:
Basic
From continuing operations	$ (0.02)				$ (0.02)
From discontinued operation	$ 0.04				$ 0.04
Net earnings (loss) per common share	$ 0.02				$ 0.02

Diluted
From continuing operations	$ (0.02)				$ (0.02)
From discontinued operation	$ 0.03				$ 0.03
Net earnings (loss) per common share	$ 0.02				$ 0.02

Weighted average number of shares outstanding, basic	36,039,650				36,039,650
Weighted average number of shares outstanding, diluted	37,614,510				37,614,510

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(a)
Represents historical statement of operations of I-trax, Inc. and Subsidiaries for the year ended December 31, 2007 derived from the unaudited condensed consolidated financial statements included in the Annual Report on Form 10-K filed on March 16, 2007.

(b)
Represents historical statement of operations for Pro Fitness for the year ended December 31, 2007 derived from the audited consolidated financial statements included in the Current Report on Form 8-K filed on December 20, 2007.

(c)	The pro forma adjustments give effect to the financings of the acquisition and the acquisition of Pro Fitness as if it were consummated on January 1, 2006.

See accompanying notes to unaudited pro forma condensed combined financial information.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
(in thousands, except per share data)

The pro forma adjustments to the condensed combined balance sheet above give effect to the financing of the Pro Fitness acquisition and the acquisition of Pro Fitness as if they were both consummated as of September 30, 2007.  The pro forma adjustments to the condensed combined statements of operations above give effect to the financing of the Pro Fitness acquisition and the acquisition of Pro Fitness as if they were both consummated as of January 1, 2006.

A.	To give effect to the receipt of $6,024 of cash comprised of:

•	A $524 draw down under a senior credit facility;
•	Borrowings under a Term Loan of $3,000 which are classified as a current liability; and
•	Borrowings under a Swingline facility of $2,500, of which $939 is classified as a current liability.

B.
To give effect to the acquisition of Pro Fitness estimated at $8,336 as of December 14, 2007.  The pro forma adjustment gives effect to the following items: (1) disbursement of the cash portion of the acquisition in the amount of $6,024; (2) estimated disbursements in connection with the costs of the transaction amounting to $512, of which $363 were paid as of the merger date and the remaining $149 is included in current liabilities; (3) issuance of a promissory note in the amount of $1,050 to be paid if certain performance criteria are met by the Pro Fitness business in 2008; and (4) issuance of 222,684 shares of common stock valued at $750 to be held in escrow and released if certain performance criteria are met by the Pro Fitness business in 2008.

C.
To give effect to the consolidation and the elimination of Pro Fitness’s equity and to preliminarily allocate the purchase price over the estimated fair values of the assets and liabilities acquired with the excess assigned to goodwill.

D.
To give effect to the amortization expense for the respective periods utilizing an estimated amortizable life of twenty years as it relates to customer relations acquired and one year as it relates to other intangibles.

E.
To give effect to the interest expense associated with the draw down of $6,024 under the credit facility, which has been utilized to fund a portion of the acquisition price as discussed in Note A above.

F.	To give effect to the release of 222,684 shares of common stock related to Pro Fitness meeting certain performance criteria.

G.	To adjust results for $6 of general and administrative expenses related to non-capitalizable costs incurred in the acquisition of Pro Fitness.